UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2010

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing of Digital Realty Trust, Inc. (the company) or Digital Realty Trust, L.P. (our operating partnership) under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

In each quarter beginning with the quarter ended March 31, 2010 and through the quarter ended September 30, 2010, the company has declared and paid dividends on its common stock in excess of the “reference dividend” set forth in the Articles Supplementary, dated April 9, 2007, with respect to the company’s 4.375% Series C Cumulative Convertible Preferred Stock. Pursuant to the Articles Supplementary, payments by the company of dividends in excess of the “reference dividend” trigger adjustments to the conversion rate on its Series C Preferred Stock. Adjustments to the conversion rate are not required until the adjustment would require an increase or decrease of at least 1% of the conversion rate; provided that any adjustment that is not made is carried forward and taken into account in any future adjustment. On an aggregate basis, these dividends have triggered an adjustment to the conversion rate on the Series C Preferred Stock to 0.5290 shares of the company’s common stock per $25.00 liquidation preference of the Series C Preferred Stock, effective September 13, 2010 and subject to adjustment as provided in the Articles Supplementary.

Additionally, on or after September 14, 2010, we will distribute a Notice of Adjustment to Exchange Rate to the holders of our operating partnership’s 5.50% Exchangeable Senior Debentures due 2029. The form of notice is attached as Exhibit 99.1 to this report.

As of September 13, 2010, the conversion rates on the company’s convertible preferred stock and exchange rates on our operating partnership’s exchangeable senior debentures are as follows:

4.375% Series C Cumulative Convertible Preferred Stock	0.5290 shares per $25.00 liquidation preference
5.500% Series D Cumulative Convertible Preferred Stock	0.6030 shares per $25.00 liquidation preference
4.125% Exchangeable Senior Debentures due 2026	31.4110 shares per $1,000 principal amount
5.50% Exchangeable Senior Debentures due 2029	23.5360 shares per $1,000 principal amount

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice of Adjustment to Exchange Rate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 14, 2010

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc. Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
General Counsel and Assistant Secretary

EXHIBITS

Exhibit Number	Description

99.1	Notice of Adjustment to Exchange Rate.